UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 18, 2008

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 18, 2008, Vantage Drilling Company (the “Company”) entered into a loan agreement (the “Loan Agreement”) with F3 Capital (“F3”).  Under the terms of the Loan Agreement, F3 has agreed to make an unsecured loan to the Company in the principal amount of US$10.0 million on or before December 24, 2008.  All amounts outstanding will bear interest at an annual rate of 7% accruing daily and principal and accrued interest, under the Loan Agreement, unless accelerated, are due and payable on February 16, 2009.  The Company, with the consent of F3, may elect to pay, and subject to shareholder approval, F3 may elect to convert amounts outstanding under the Loan Agreement into the Company’s ordinary shares, par value US$.001 per share (the “Ordinary Shares”) at a price equal to the higher of US$0.80 or the average closing price of the Ordinary Shares as reported on the American Stock Exchange for the five (5) trading days preceding such payment.  The due date of amounts outstanding under the Loan Agreement may be accelerated for customary reasons including, but not limited to, the Company’s (i) failure to pay any amounts when due, (ii) breach of any terms of the Loan Agreement, or (iii) insolvency.

On November 18, 2008, the Company issued a press release announcing that it had entered into an agreement to restructure its ownership interest in the Platinum Explorer, a 12,000-foot ultra-deepwater drillship.  In connection with the restructuring of the Company’s ownership interest in the Platinum Explorer, Vantage International Management Company, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“VIMCO”), entered into an Agreement to Perform Construction Management Services (the “Construction Management Services Agreement”) with Mandarin Drilling Corporation, a Marshall Islands corporation (“Mandarin”), and Vantage Deepwater Company, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Deepwater”), entered into a Management Agreement (the “Management Agreement”) with Mandarin for the Platinum Explorer.

Under the terms of the Construction Management Services Agreement, VIMCO will oversee and manage the construction of the Platinum Explorer and two other ultra-deepwater drillships.  VIMCO will receive (i) an initial fee of US$1.5 million for 2008 and (ii) for each year thereafter an annual fee of US$5.0 million per drillship, subject to proration based on the number of months that a drillship was under construction during any year and will be reimbursed for certain costs incurred by VIMCO in the performance of services under the Construction Management Services Agreement.  The Construction Management Services Agreement may be terminated by either party upon sixty (60) days’ written notice.

Under the terms of the Management Agreement, Deepwater will be responsible for marketing and operating the Platinum Explorer.  Deepwater will be paid a management fee of US$15,000 per day plus 5% of “Free Cash Flow” (as defined in the Management Agreement) and a marketing fee equal to 1% of the day rate for each charter agreement Deepwater secures for the Platinum Explorer.  The Management Agreement may be terminated upon sixty (60) days written notice under certain circumstances.

Hsin-Chi Su, a director of the Company, owns 100% of the outstanding equity of F3 and Mandarin.  Upon closing of the Share Sale Purchase Agreement dated November 18, 2008, the Company will indirectly own 45% of Mandarin.

The foregoing descriptions of the Loan Agreement, the Construction Management Services Agreement, and the Management Agreement do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement, the Construction Management Service Agreement, and the Management Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information about the Loan Agreement under Item 1.01 Entry into a Material Definitive Agreement is incorporated herein by reference.

The Company has entered into a Deeds of Guarantee (the “Guarantee”) with PPL Shipyard Pte Ltd. (“PPL”) to guarantee the payment and performance by OGIL of its obligations under the rig construction contracts (and related documents) for the Aquamarine Driller and the Topaz Driller (all such documents, collectively, the “Documents”).  In the event that OGIL defaults on any payment obligation under the Documents, the Company has agreed to pay all such sums to PPL on demand, together with interest thereon.  The obligations of the Company under each Guarantee are those of a principal obligor under the Documents.

Each Guarantee contains provisions which subordinate the Company’s rights to those of PPL with respect to any amounts owed by OGIL to the Company, and provisions which restrict the Company’s ability to enforce obligations of OGIL to the Company (including payment obligations), to receive any payments or distributions from OGIL, and to exercise certain rights against OGIL, including, but not limited to, rights of set-off.

Each Guarantee contains standard representations and warranties by the Company and indemnity provisions pursuant to which the Company has agreed to compensate PPL for any payment shortfalls caused by exchange rate conversions or fluctuations.  Each Guarantee will remain in force until all amounts owed by the Company under the Guarantee are paid in full, or until OGIL has no further liability under the Documents.

The foregoing description of the Guarantees do not purport to be complete and are qualified in their entirety by reference to the Guarantees which are filed as Exhibits 10.4 and 10.5, respectively,  and are incorporated into this Current Report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
10.1	Loan Agreement between F3 Capital and Vantage Drilling Company dated December 18, 2008

10.2	Agreement to Perform Construction Management Services between Mandarin Drilling Corporation and Vantage International Management Company

10.3	Vantage Deepwater Company and Mandarin Drilling Corporation Management Agreement

10.4	Deed of Guarantee dated December 23, 2008, between Vantage Drilling Company and PPL Shipyard PTE Ltd., regarding the rig construction contract for the Aquamarine Driller

10.5	Deed of Guarantee dated December 23, 2008, between Vantage Drilling Company and PPL Shipyard PTE Ltd., regarding the rig construction contract for the Topaz Driller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2008

VANTAGE DRILLING COMPANY

/s/ Chris E. Celano
Chris E. Celano,
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Loan Agreement between F3 Capital and Vantage Drilling Company dated December 18, 2008

10.2	Agreement to Perform Construction Management Services betwee Mandarin Drilling Corporation and Vantage International Management Company

10.3	Vantage Deepwater Company and Mandarin Drilling Corporation Management Agreement

10.4	Deed of Guarantee dated December 23, 2008, between Vantage Drilling Company and PPL Shipyard PTE Ltd., regarding the rig construction contract for the Aquamarine Driller

10.5	Deed of Guarantee dated December 23, 2008, between Vantage Drilling Company and PPL Shipyard PTE Ltd., regarding the rig construction contract for the Topaz Driller